UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

Vycor Medical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34932	20-3369218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

951 Broken Sound Parkway, Suite 320, Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 558-2020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	VYCO	OTCQB

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure
Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 7.01	Regulation FD Disclosure

On June 30, 2020, Vycor Medical, Inc. (the “Company”) published a press release entitled “Vycor Medical, Inc. Agrees New NovaVision Licensing Agreement” announcing a new licensing arrangement with respect to Germany, Austria and Switzerland with HelferApp GmbH.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Vycor Medical, Inc. Press Release dated June 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vycor Medical, Inc.

By:	/s/ Peter C. Zachariou
Name:	Peter C. Zachariou
Title:	Chief Executive Officer

Dated:	June 30, 2020